October 4, 2010

DREYFUS INFLATION ADJUSTED SECURITIES FUND

Supplement to Prospectus
dated December 1, 2009

     Effective on or about October 6, 2010 (the “Effective Date”), the following information supplements and supersedes any contrary information contained in the sections of the fund’s prospectus entitled “Buying and Selling Shares-How to Buy Shares” and “-General Policies”:

Institutional shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Institutional shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non- profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s dis- tributor to offer Institutional shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Institutional shares available

     The minimum initial and subsequent investment in Institutional shares is $1,000 and $100, respectively. The minimum initial investment for foundations and endowments is $1 million.

     Holders of the fund’s Institutional shares as of the Effective Date will be permitted to continue to invest in Institutional shares for so long as they maintain their accounts in the Institutional class, regardless of whether they satisfy the new eligibility requirements. Such investors who do not satisfy the new eligibility requirements, however, will continue to be subject to a minimum account balance requirement of $1 million for Institutional shares. As of the Effective Date, new investors in Institutional shares will not be subject to any minimum account balance requirement. Holders of the fund’s Investor shares may convert such shares to Institutional shares if they can demonstrate that they satisfy the eligibility requirements for Institutional shares.

0588S1010

October 4, 2010

DREYFUS INFLATION ADJUSTED SECURITIES FUND

Supplement to Statement of Additional Information (the “SAI”)
dated December 1, 2009

     Effective on or about October 6, 2010 (the “Effective Date”), the following information supplements and supersedes any contrary information contained in the sections of Dreyfus Inflation Adjusted Securities Fund’s (the “Fund”) SAI entitled “How to Buy Shares” and “Information About the Company and Funds”:

     The Fund’s Institutional shares are offered only to: (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Institutional shares to their clients; (ii) institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs (Institutional shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA that has entered into an agreement with the Distributor to offer Institutional shares to such Retirement Plan or SEP-IRA); (iii) law firms or attorneys acting as trustees or executors/administrators; (iv) foundations and endowments that make an initial investment in the Fund of at least $1 million; (v) sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended, that maintain an omnibus account with the Fund and do not require shareholder tax reporting or 529 account support responsibilities from the Distributor; (vi) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Institutional shares available; and (vii) certain funds in the Dreyfus Family of Funds. Institutions effecting transactions in Institutional shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     The minimum initial and subsequent investment in Institutional shares is $1,000 and $100, respectively. The minimum initial investment for foundations and endowments is $1 million.

     Holders of the Fund’s Institutional shares as of the Effective Date will be permitted to continue to invest in Institutional shares for so long as they maintain their accounts in the Institutional class, regardless of whether they satisfy the new eligibility requirements. Such investors who do not satisfy the new eligibility requirements, however, will continue to be subject to a minimum account balance requirement of $1 million for Institutional shares. As of the Effective Date, new investors in Institutional shares will not be subject to any minimum account balance requirement. Holders of the Fund’s Investor shares may convert such shares to Institutional shares if they can demonstrate that they satisfy the eligibility requirements for Institutional shares.